EXHIBIT 99.1

VEECO REPORTS SECOND QUARTER 2023 FINANCIAL RESULTS WITH RECORD SEMICONDUCTOR REVENUE

Second Quarter 2023 Highlights:

●	Revenue of $161.6 million, compared with $164.0 million in the same period last year
●	GAAP net loss of $85.3 million, or $1.61 loss per diluted share, included a $97.1 million loss related to debt refinancing, compared with net income of $9.7 million, or $0.18 earnings per diluted share in the same period last year
●	Non-GAAP net income of $20.6 million, or $0.36 per diluted share, compared with $20.0 million, or $0.35 per diluted share in the same period last year

Plainview, N.Y., August 7, 2023 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its second quarter ended June 30, 2023. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q2 '23	Q2 '22
Revenue	$161.6	$164.0
Net income (loss)	$(85.3)	$9.7
Diluted earnings (loss) per share	$(1.61)	$0.18

Non-GAAP Results	Q2 '23	Q2 '22
Operating income	$24.3	$23.0
Net income	$20.6	$20.0
Diluted earnings per share	$0.36	$0.35

“Veeco had another solid quarter with strong top and bottom-line Non-GAAP results driven by record Semiconductor revenue,” commented Bill Miller, Ph.D., Veeco’s Chief Executive Officer. “We continue to execute our Laser Annealing growth strategy in advanced node logic and memory by winning new customers and applications.”

“Veeco is uniquely positioned with differentiated technologies in secular growth markets. Looking ahead, we expect opportunities for our technologies to grow as customers continue to adopt our products for their most advanced node devices used for high-performance computing and artificial intelligence.”

Guidance and Outlook

The following guidance is provided for Veeco’s third quarter 2023:

●	Revenue is expected in the range of $155 million to $175 million
●	GAAP diluted earnings per share are expected in the range of $0.16 to $0.27
●	Non-GAAP diluted earnings per share are expected in the range of $0.30 to $0.40

Conference Call Information

A conference call reviewing these results has been scheduled for today, August 7, 2023 starting at 5:00pm ET. To join the call, dial 1-877-407-8029 (toll-free) or 1-201-689-8029. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our laser annealing, ion beam, chemical vapor deposition (CVD), metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Pappone (516) 500-8798apappone@veeco.com

Media:Kevin Long (516) 714-3978klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net sales	$161,641	$163,999	$315,145	$320,425
Cost of sales	94,131	99,732	185,618	190,146
Gross profit	67,510	64,267	129,527	130,279
Operating expenses, net:
Research and development	27,384	26,016	54,945	50,133
Selling, general, and administrative	23,822	22,950	46,449	45,844
Amortization of intangible assets	2,123	2,505	4,235	5,009
Other operating expense (income), net	493	(27)	404	(47)
Total operating expenses, net	53,822	51,444	106,033	100,939
Operating income	13,688	12,823	23,494	29,340
Interest expense, net	(632)	(2,635)	(1,434)	(5,438)
Other income (expense), net	(97,091)	—	(97,091)	—
Income (loss) before income taxes	(84,035)	10,188	(75,031)	23,902
Income tax expense (benefit)	1,285	533	1,548	917
Net income (loss)	$(85,320)	$9,655	$(76,579)	$22,985

Income (loss) per common share:
Basic	$(1.61)	$0.19	$(1.48)	$0.46
Diluted	$(1.61)	$0.18	$(1.48)	$0.43

Weighted average number of shares:
Basic	52,861	49,697	51,764	49,702
Diluted	52,861	59,455	51,764	59,521

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2023	2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$180,524	$154,925
Restricted cash	437	547
Short-term investments	105,875	147,488
Accounts receivable, net	130,140	124,221
Contract assets	20,490	16,507
Inventories	244,470	206,908
Prepaid expenses and other current assets	27,218	18,305
Total current assets	709,154	668,901
Property, plant and equipment, net	111,993	107,281
Operating lease right-of-use assets	25,611	26,467
Intangible assets, net	48,192	23,887
Goodwill	214,964	181,943
Deferred income taxes	115,314	116,349
Other assets	3,219	3,355
Total assets	$1,228,447	$1,128,183

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$63,212	$52,049
Accrued expenses and other current liabilities	61,823	56,031
Customer deposits and deferred revenue	156,700	127,223
Income taxes payable	563	2,432
Current portion of long-term debt	—	20,169
Total current liabilities	282,298	257,904
Deferred income taxes	6,878	1,285
Long-term debt	274,335	254,491
Long-term operating lease liabilities	32,838	33,581
Other liabilities	19,498	3,098
Total liabilities	615,847	550,359

Total stockholders’ equity	612,600	577,824
Total liabilities and stockholders’ equity	$1,228,447	$1,128,183

Note on Reconciliation Tables

The below tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Reconciliation of GAAP to Non-GAAP Financial Data (Q2 2023)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended June 30, 2023	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$161,641					$161,641
Gross profit	67,510	1,572		—		69,082
Gross margin	41.8%					42.7%
Operating expenses	53,822	(6,360)	(2,123)	(549)		44,790
Operating income	13,688	7,932	2,123	549	^	24,292
Net income (loss)	(85,320)	7,932	2,123	95,868	^	20,603

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q2 2023)

(in thousands)
(unaudited)

Three months ended June 30, 2023
Changes in contingent consideration	$350
Acquisition related	199
Subtotal	549
Non-cash interest expense	288
Other (income) expense, net	97,091
Non-GAAP tax adjustment *	(2,060)
Total Other	$95,868

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q2 2023)

(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30, 2023
	GAAP	Non-GAAP
Numerator:
Net income (loss)	$(85,320)	$20,603
Interest expense associated with 2025 and 2027 Convertible Senior Notes	—	1,482
Net income (loss) available to common shareholders	$(85,320)	$22,085

Denominator:
Basic weighted average shares outstanding	52,861	52,861
Effect of potentially dilutive share-based awards	—	838
Dilutive effect of 2025 Convertible Senior Notes (1)	—	3,385
Dilutive effect of 2027 Convertible Senior Notes (1)(2)	—	4,152
Diluted weighted average shares outstanding	52,861	61,236

Net income (loss) per common share:
Basic	$(1.61)	$0.39
Diluted	$(1.61)	$0.36

(1)  - Weighted average based on number of days outstanding during the period, considering the debt refinancing transaction on May 19, 2023.

(2)  -  The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP to Non-GAAP Financial Data (Q2 2022)

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended June 30, 2022	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$163,999					$163,999
Gross profit	64,267	1,251		654		66,172
Gross margin	39.2%					40.3%
Operating expenses	51,444	(5,027)	(2,505)	(719)		43,193
Operating income	12,823	6,278	2,505	1,373	^	22,979
Net income	9,655	6,278	2,505	1,537	^	19,975

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q2 2022)

(in thousands)
(unaudited)

Three months ended June 30, 2022
Transition expenses related to San Jose expansion project	$1,313
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	60
Subtotal	1,373
Non-cash interest expense	239
Non-GAAP tax adjustment *	(75)
Total Other	$1,537

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q2 2022)

(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30, 2022
	GAAP	Non-GAAP
Numerator:
Net income	$9,655	$19,975
Interest expense associated with convertible notes	1,273	2,467
Net income available to common shareholders	$10,928	$22,442

Denominator:
Basic weighted average shares outstanding	49,697	49,697
Effect of potentially dilutive share-based awards	816	816
Dilutive effect of 2023 Convertible Senior Notes	—	504
Dilutive effect of 2025 Convertible Senior Notes	—	5,521
Dilutive effect of 2027 Convertible Senior Notes (1)	8,942	6,771
Diluted weighted average shares outstanding	59,455	63,309

Net income per common share:
Basic	$0.19	$0.40
Diluted	$0.18	$0.35

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q2 2023 and 2022)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	June 30, 2023	June 30, 2022
GAAP Net income (loss)	$(85,320)	$9,655
Share-based compensation	7,932	6,278
Amortization	2,123	2,505
Transition expenses related to San Jose expansion project	—	1,313
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	—	60
Changes in contingent consideration	350	—
Acquisition related	199	—
Interest (income) expense, net	632	2,635
Other (income) expense, net	97,091	—
Income tax expense (benefit)	1,285	533
Non-GAAP Operating income	$24,292	$22,979

Reconciliation of GAAP to Non-GAAP Financial Data (Q3 2023)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
September 30, 2023	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$155	-	$175				$155	-	$175
Gross profit	63	-	73	2	—	—	65	-	75
Gross margin	41%	-	42%				42%	-	43%
Operating expenses	53	-	55	(6)	(2)	—	45	-	47
Operating income (loss)	10	-	17	8	2	—	20	-	27
Net income (loss)	$9	-	$15	8	2	(2)	$17	-	$23

Income (loss) per diluted common share	$0.16	-	$0.27				$0.30	-	$0.40

Income per Diluted Common Share (Q3 2023)

(in millions, except per share amounts)
(unaudited)

Guidance for the three months ending September 30, 2023	GAAP			Non-GAAP
Numerator:
Net income (loss)	$9	-	$15	$17	-	$23
Interest expense associated with convertible notes	—		1	1		1
Net income (loss) available to common shareholders	$9	-	$16	$18	-	$24

Denominator:
Basic weighted average shares outstanding	55		55	55		55
Effect of potentially dilutive share-based awards	1		1	1		1
Dilutive effect of 2025 Convertible Senior Notes	—		1	1		1
Dilutive effect of 2027 Convertible Senior Notes (1)	2		2	2		2
Diluted weighted average shares outstanding	58		59	59		59

Net income (loss) per common share:
Income (loss) per diluted common share	$0.16	-	$0.27	$0.30	-	$0.40

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q3 2023)

(in millions)
(unaudited)

Guidance for the three months ending September 30, 2023
GAAP Net income (loss)	$9	-	$15
Share-based compensation	8	-	8
Amortization	2	-	2
Income tax expense (benefit)	1	-	2
Non-GAAP Operating income	$20	-	$27

Note: Amounts may not calculate precisely due to rounding.